Q2 Investor Update August 2018 CONFIDENTIAL 1 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Safe Harbor Statement The following presentation is prepared as of August, 2018 and development of a liquid trading market for our securities and outlines matters for informational purposes only. This document other factors described under Item 1A, “Risk Factors,” as set does not constitute an offer to sell or a solicitation of an offer to forth in the Company’s Annual Report on Form 10-K filed on buy any securities of Finjan Holdings, Inc. (“Finjan”, “we” or “us”). March 14, 2018 or Quarterly Report on Form 10-Q filed with the This presentation includes “forward-looking statements” within SEC and any subsequent quarterly or current reports. the meaning of Section 27A of the Securities Act of 1933, as The Company will continue to file annual, quarterly and current amended, and Section 21E of the Securities Exchange Act of reports, proxy statements and other information with the SEC. 1934, as amended. These statements include statements Forward looking statements speak only as of the dates specified regarding our expectations, intentions, beliefs and projections in such filings or presentations. Except as expressly required about our future results, performance, prospects and under federal securities laws and the rules and regulations of the opportunities. These statements can be identified by the fact that Securities and Exchange Commission, we do not undertake any they do not relate strictly to historical or current facts or by the obligation to update any forward-looking statements to reflect use of words such as “anticipate,” “believe,” “could,” “estimate,” events or circumstances arising after any such date, whether as “expect,” “intend,” “may,” “plan,” “project,” “potential,” “should,” a result of new information or future events or otherwise. You “will,” “will be,” “would,” the negative of these terms and similar should not place undue reliance on the forward-looking expressions, but this is not an exclusive way of identifying such statements included in this presentations or that may be made statements. Readers are cautioned that forward-looking elsewhere from time to time by us, or on our behalf. All forward- statements are not guarantees of future performance. Our actual looking statements attributable to us are expressly qualified by results, performance and achievements may differ materially these cautionary statements. from those expressed in, or implied by, the forward-looking Our filings with the SEC are available to the public on, and may statements contained in this presentation as a result of various be reviewed at, the SEC’s internet website www.sec.gov and on risks, uncertainties and other factors. Important factors that could Finjan’s web site www.finjan.com. You may also read and copy cause our actual results to differ materially from our expectations any document that Finjan files with the SEC at the SEC’s Public include, without limitation, our ability to execute our business Reference Room, 100 F Street, N.E., Washington, D.C. 20549. plan, the outcome of pending or future enforcement actions, our Please call the SEC at 1-800-SEC-0330 for further information ability to expand our technology portfolio, the enforceability of our on the Public Reference Room and their copy charges. patents, the continued use of our technology in the market, the 2 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

finjan Cybersecurity

Finjan Investment Highlights

1

Fundamental and Comprehensive Patents in Cybersecurity

- More than 50 organic Finjan patents issued and pending worldwide
- Enhanced by acquisition of 80+ complementary patents from IBM, Trend Micro, others
- Outstanding track record of patent validity

2

Successful Licensing & Enforcement History

- 20+ licensees and over $350M (cash value) in license fees generated to date
- Recent deals with security industry leaders – Symantec, Carbon Black, Trend Micro

3

Increasing Demand as Cybersecurity Market Expands

- Cybersecurity is now a ~$100B market and growing rapidly
- Active pipeline of more than 30 prospective licensees and defendants

4

Significant Financial Momentum

- First half 2018 revenue of $82.3M
- $65M in cash and no debt, no preferred

5

Multiple Growth Opportunities

- Continued runway in core market
- Active patent acquisition programs with major corporations (Finjan Blue)
- Expanding core expertise in patent monetization to 3rd parties giving rise to new revenue streams

6

Outstanding Management Team

- Viewed as industry leaders in IP management: both corporation and management team
- Defined industry standard best practices in licensing

3
© 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

finjan Cybersecurity

History of Finjan

1996
Finjan is formed & launches security product

2002
Migrates into a diversified hardware and software platform technology provider

2004
Establishes the Malicious Code Research Center (MCRC)

2005
First patent license with Microsoft

2009
Divested operating business to M86 for 25% stake

2014
Listed on NASDAQ under FNJN

2016
First profitable year as a public company

2017
Launches Finjan Blue in partnership with IBM

2018
- CAFC calls Finjan a "pioneer" and deems patents valid
- Symantec/BlueCoat pays $65M to take license
- USPTO uses Finjan as an example in determining validity
- On target for 100%+ YoY revenue growth for 4th consecutive year

1995 — 2018

4
© 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Company Snapshot PATENT PORTFOLIO STATISTICS SELECT LICENSEES Patents issued & 50 pending worldwide Patents issued & 5 pending worldwide Patents 89 IBM Deal I, IBM Deal II, Trend Micro, and more LICENSING REVENUE NET CASH ($ in thousands) $82,300 ($ in thousands) $65,014 $50,484 $22,204 $18,387 $4,687 $6,101 Existing$192 Programs: ~$750M 2015 2016 2017 2018 YTD Dec2015-2015 Dec2016-2016 Dec2017-2017 2018Jun-2018 YTD Note: Net Cash defined as cash less debt less preferred stock CONFIDENTIAL 5 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Significant Active and Untapped Market Opportunity ($ in millions) $24,677 CAGR $23,310 $21,873 $20,405 $18,923 $8,403 $17,574 $7,698 $7,010 10.5% $6,342 $5,676 $5,090 $1,913 7.5% $1,703 $1,811 $1,461 $1,586 $2,496 $2,675 $1,333 $2,102 $2,305 $1,679 $1,890 9.8% 4.3% $11,686 $9,471 $9,896 $10,374 $10,854 $11,305 2016 2017 2018 2019 2020 2021 Endpoint Security Network Security Web Application Security Security & Vulnerability Management Source: Finjan analysis of IDC data FINJAN MARKET PENETRATION & AVAILABILITY SECURITY & WEB APPLICATION ENDPOINT SECURITY NETWORK SECURITY VULNERABILITY SECURITY MANAGEMENT 14% 8% 19% 25% 30% 17% 48% 15% 66% 38% 75% 45% Completed Engaged Untapped 6 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Finjan Cybersecurity Business

IP Licensing

Portfolio of landmark cybersecurity patents resulting from internal R&D, in-house product development and strategic partnerships

Patents cover core functionality and features used in modern security architectures

90%+ OF TOTAL REVENUES

Finjan Mobile

VitalSecurity™ to protect consumer's mobile devices from the internet's malicious content; incorporates Finjan patented technologies

Exploring protecting mobile phones in the workplace while securing personal and corporate data

Investments in Innovation

$5M commitment to innovation fund managed by Jerusalem Venture Partners (JVP)

Limited Partner in early-stage cybersecurity technology companies alongside Cisco, Qihoo360 and Alibaba

Cybersecurity Advisory Services

CybeRisk™ Security Solutions Ltd. based in Palo Alto with offices in Tel Aviv

Risk assessment & Risk advisory services tailored to meet compliance and governance needs from "server room to the board room"

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© 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Durability and Viability of Finjan Patents 8 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Portfolio Founded in Fundamental Technology % 70 0 AIA- IPR PATENTS 96of 328 patent claims v. Finjan CHALLENGES INVALIDATED remain unchanged DISTRICT 3 COURTS Found our patents valid and infringed JURIES 22 Licenses with price 3 protections entered with top cybersecurity companies COURT OF APPEALS FOR THE FEDERAL CIRCUIT 9 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Financial Performance REVENUE OPERATING INCOME ($ in thousands) ($ in thousands) $60,000.0 70.0% $85,032$85,205$85,378$85,551$85,724$85,897$86,069$86,242$86,415 $82,300 $83,477$83,650$83,823$83,995$84,168$84,341$84,514$84,687$84,860 $81,921$82,094$82,267$82,440$82,613$82,786$82,958$83,131$83,304 $52,540 $80,366$80,539$80,712$80,884$81,057$81,230$81,403$81,576$81,749 $78,810$78,983$79,156$79,329$79,502$79,675$79,847$80,020$80,193 $77,255$77,428$77,601$77,774$77,946$78,119$78,292$78,465$78,638 60.0% $75,700$75,872$76,045$76,218$76,391$76,564$76,737$76,909$77,082 $50,000.0 $74,144$74,317$74,490$74,663$74,835$75,008$75,181$75,354$75,527 63.8% $72,589$72,761$72,934$73,107$73,280$73,453$73,626$73,798$73,971 $71,033$71,206$71,379$71,552$71,724$71,897$72,070$72,243$72,416 $69,478$69,650$69,823$69,996$70,169$70,342$70,515$70,687$70,860 $68,095$68,268$68,441$68,614$68,786$68,959$69,132$69,305 $66,540$66,712$66,885$67,058$67,231$67,404$67,577$67,749$67,922 $64,984$65,157$65,330$65,503$65,675$65,848$66,021$66,194$66,367 50.0% $63,429$63,601$63,774$63,947$64,120$64,293$64,466$64,638$64,811 $61,873$62,046$62,219$62,392$62,564$62,737$62,910$63,083$63,256 $60,318$60,491$60,663$60,836$61,009$61,182$61,355$61,527$61,700 $40,000.0 $58,762$58,935$59,108$59,281$59,454$59,626$59,799$59,972$60,145 $57,207$57,380$57,552$57,725$57,898$58,071$58,244$58,417$58,589 $55,651$55,824$55,997$56,170$56,343$56,515$56,688$56,861$57,034 $54,096$54,269$54,441$54,614$54,787$54,960$55,133$55,306$55,478 $52,540$52,713$52,886$53,059$53,232$53,404$53,577$53,750$53,923 $50,985$51,158$51,331$51,503$51,676$51,849$52,022$52,195$52,367 40.0% $49,429$49,602$49,775$49,948$50,121$50,294$50,466$50,639$50,812 $47,874$48,047$48,220$48,392$48,565$48,738$48,911$49,084$49,257 $46,318$46,491$46,664$46,837$47,010$47,183$47,355$47,528$47,701 $44,936$45,109$45,281$45,454$45,627$45,800$45,973$46,146 $30,000.0 $43,380$43,553$43,726$43,899$44,072$44,244$44,417$44,590$44,763 $41,825$41,998$42,171$42,343$42,516$42,689$42,862$43,035$43,208 $40,269$40,442$40,615$40,788$40,961$41,134$41,306$41,479$41,652 $38,714$38,887$39,060$39,232$39,405$39,578$39,751$39,924$40,097 30.0% $37,158$37,331$37,504$37,677$37,850$38,023$38,195$38,368$38,541 $35,603$35,776$35,949$36,121$36,294$36,467$36,640$36,813$36,986 $34,048$34,220$34,393$34,566$34,739$34,912$35,084$35,257$35,430 $32,492$32,665$32,838$33,011$33,183$33,356$33,529$33,702$33,875 $30,937$31,109$31,282$31,455$31,628$31,801$31,974$32,146$32,319 $29,381$29,554$29,727$29,900$30,072$30,245$30,418$30,591$30,764 $27,056 $20,000.0 $27,826$27,998$28,171$28,344$28,517$28,690$28,863$29,035$29,208 $26,270$26,443$26,616$26,789$26,961$27,134$27,307$27,480$27,653 $24,715$24,888$25,060$25,233$25,406$25,579$25,752$25,925$26,097 20.0% $23,159$23,332$23,505$23,678$23,851$24,023$24,196$24,369$24,542 $13,389 $22,814$22,986$21,777$21,949$22,122$22,295$22,468$22,641 $20,221$20,394$20,567$20,740$20,912$21,085$21,258$21,431$21,604 $18,666$18,838$19,011$19,184$19,357$19,530$19,703$19,875$20,048 $17,110$17,283$17,456$17,629$17,801$17,974$18,147$18,320$18,493 $15,555$15,728$15,900$16,073$16,246$16,419$16,592$16,765$16,937 49.5% $13,999$14,172$14,345$14,518$14,691$14,863$15,036$15,209$15,382 $10,000.0 $12,444$12,617$12,789$12,962$13,135$13,308$13,481$13,654$13,826 10.0% $10,888$11,061$11,234$11,407$11,580$11,752$11,925$12,098$12,271 $10,024$10,197$10,370$10,543$10,715$9,333$9,506$9,678$9,851 $7,777$7,950$8,123$8,296$8,469$8,642$8,814$8,987$9,160 $6,222$6,395$6,568$6,740$6,913$7,086$7,259$7,432$7,605 $4,666$4,839$5,012$5,185$5,358$5,531$5,703$5,876$6,049 $3,111$3,284$3,457$3,629$3,802$3,975$4,148$4,321$4,494 $1,555$1,728$1,901$2,074$2,247$2,420$2,592$2,765$2,938 $1,037$1,210$1,383$173$346$518$691$864$0 $0.0 0.0% 1H 2017 1H 2018 1H 2017 1H 2018 Operating Income % Operating Margin 10 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

Finjan Management Team Phil Hartstein President and Chief Executive Officer Phil Hartstein is President and Chief Executive Officer of Finjan Holdings, Inc. and oversees the direction and management of current assets and future investments as well as working with the company’s executive management team to execute the shareholders vision as a public technology company. Former: IP Nav, Rembrandt IP, IPotential, Ocean Tomo, Knobbe Martens Julie Mar-Spinola Chief Intellectual Property Officer and VP, Legal Ops Julie Mar-Spinola is Finjan Holdings, Inc.’s Chief Intellectual Property Officer and Vice President of Legal Operations. Ms. Mar-Spinola oversees the Company’s revenue-based and legal operations, including the Company’s IP and cyber technology innovations, enforcement programs, best practices, public policy initiatives, and mentorships. Ms. Mar-Spinola is also a member of the Board of Directors for product subsidiary, Finjan Mobile, Inc. Former: Phoenix, Alta Devices, Atmel, Heller Michael D. Noonan Chief Financial Officer and Treasurer Michael D. Noonan is Chief Financial Officer and Treasurer of Finjan Holdings, Inc. He has more than 25 years of corporate finance, corporate governance and investor relations experience with companies listed on Nasdaq and the New York Stock Exchange. Former: Forgent Networks John Garland Director of Business Development John Garland is Director of Business Development for Finjan Holdings, Inc. where he helps the company to seek patent monetization and supports the strategic and tactile issues involving intellectual property. He has 25 years of experience as a Licensing Executive with worldwide patent licensing transaction experience. Former: Technicolor, Rockstar, Rembrandt IP, ThinkFire, Lucent 11 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED

CONFIDENTIAL 12 © 2018 Finjan Holdings, Inc. ALL RIGHTS RESERVED